MEDIS TECHNOLOGIES INC.
                                 805 3RD AVENUE
                               NEW YORK, NEW YORK

                                    AGREEMENT

     THIS AGREEMENT IS ENTERED INTO this 9th day of November 2000, by and between Medis Technologies Inc., a company incorporated under the laws of Delaware, USA ("Medis") and Mr. Gennadi Finkelstain, Israel I.D. No. 304146558 ("GF").

     WHEREAS, GF is the General Manager of More Energy Ltd., a company in the business of designing and developing fuel cell technology (the "Company"); and

     WHEREAS, GF owns 70 shares of the Company constituting seven percent (7%) of the total issued and outstanding shares of the Company (the "GF Shares"); and

     WHEREAS, Medis owns 930 shares of the Company, constituting ninety three percent (93%) of the issued and outstanding shares of the Company; and

     WHEREAS, Medis desires to purchase from GF and GF desires to sell to Medis an Option to acquire the shares of the Company owned by GF.

     NOW THEREFORE, the Parties agree as follows:

1.   OPTION GRANT

     GF  hereby  grants  to MEDIS an  option  to  acquire  all or part of the GF
Shares. Such Option shall be exercisable by MEDIS from time to time over a period of forty-eight (48) months from the Effective Date of this Agreement. In each of the four (4) 12 month periods following the Effective Date. MEDIS will be entitled to exercise the Option as to one fourth of the GF shares, with any unexercised amount being carried over to the next twelve month period. So for example, if MEDIS has not exercised its Option as to any portion of the GF Shares during the first 3 twelve month periods, MEDIS will have the right to purchase all or any portion of the GF Shares during the fourth 12-month period. At the end of the fourth 12 month period, any unexercised portion of the Option shall expire. Each exercise of the Option shall be effected by a written notice from MEDIS to GF accompanied by the proportional payment to be made pursuant to Paragraph 3 below.

2.   OPTION PRICE

     The price to be paid by MEDIS to GF for the Option shall be Five Hundred Thousand United States Dollars (US$ 500,000), to be paid out of the proceeds of any public offering that MEDIS completes before the Expiration Date. If for any reason a financing is not completed, MEDIS will be entitled to either pay the Option Price by no later than April 15, 2001 ("Expiration Date") or this Agreement will automatically expire. MEDIS hereby agrees to pay to GF, upon signature of this Agreement a sum of Ten Thousand United States Dollars (US$ 10,000.00) in consideration for the right to implement this Agreement until April 15, 2001.

3.   SHARE PRICE

     The price to MEDIS to acquire all of the GF Shares shall be 120,000 shares of MEDIS stock, so that for each share of the GF Shares, MEDIS shall deliver to GF 1714 registered MEDIS shares.

4.   TAXES

     GF shall be responsible and solely liable for any taxes that result from this transaction, including any taxes on the payment of the Option Price and/or the Share Price by MEDIS.

5.   EFFECTIVE DATE

     This Agreement shall come into effect upon the signature of both Parties hereto and shall expire at the end of the fourth twelve-month period thereafter.

6.   GOVERNING LAW AND DISPUTE RESOLUTION

     This Agreement shall be governed by and interpreted under the Laws of the State of Israel. Any dispute arising in connection with this Agreement that is not amicably resolved by the Parties may be submitted solely to the Courts of the State of Israel for resolution.

7.   ENTIRE AGREEMENT

     This Agreement constitutes the entire and sole agreement between the Parties concerning the subject matter herein discussed and any previous or concurrent agreement or understanding whether oral or written is hereby cancelled and revoked.

     IN WITNESS WHEREOF, the Parties hereto have signed or caused their duly authorized representatives to sign this Agreement in two (2) duplicate originals, of which one (1) is left with GF and one (1) with MEDIS, all as of the date first hereinabove written.

 MEDIS TECHNOLOGIES INC.                    GENNADI FINKELSTAIN


 By:/S/ ROBERT K. LIFTON                    By:/S/ GENNADI FINKELSTAIN
    ------------------------                   -----------------------
 Name:  Robert K. Lifton, CEO

                             MEDIS TECHNOLOGIES INC.
                                 805 3RD AVENUE
                               NEW YORK, NEW YORK



                                                       April 1, 2001


Gennadi Finkelstain
Rehov Hai
Givat Hadar, Israel

         Subject:  LETTER AMENDMENT TO AGREEMENT DATED NOVEMBER 9, 2000
                    BETWEEN MEDIS TECHNOLOGIES AND GENNADI FINKELSTAIN

Dear Mr. Finkelstain:

         This letter will confirm our agreement that, in consideration of a payment of US$10,000 by Medis to you, you agree that the date of April 15, 2001 set forth in two places in Article 2 of the captioned Agreement will be changed to read July 31, 2001.

         Please countersign this letter and return a copy to me indicating your agreement herewith.

                                      Sincerely,

                                      /s/ Zvi Rehavi

                                      Zvi Rehavi
                                      Senior Vice President

Signed and agreed:

/S/ GENNADI FINKELSTAIN
------------------------
Gennadi Finkelstain